Exhibit 10.2

AMENDMENT TO
EXPENSE SUPPORT AND CONDITIONAL REIMBURSEMENT AGREEMENT

This Amendment to Expense Support and Conditional Reimbursement Agreement (the “Amendment”) is made as of April 15, 2015 and effective as of December 31, 2014 by and between HMS Income Fund, Inc. (the “Company”) and HMS Adviser LP (the “Adviser”).

WHEREAS, the Company and the Adviser entered into that certain Expense Support and Conditional Reimbursement Agreement dated as of November 11, 2013 (the “Expense Support Agreement”), pursuant to which, among other things, the Adviser, at its sole discretion and in consultation with the Company, agreed to pay to the Company up to 100% of the Company Operating Expenses (as defined in the Expense Support Agreement) in order for the Company to achieve a reasonable level of expenses in relation to its investment income until December 31, 2013 (the “Payment Period”);

WHEREAS, the Company and the Adviser have determined that it is appropriate and in the best interests of the Company to amend the Expense Support Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.  The second paragraph of Section 2 of the Expense Support Agreement is hereby restated in its entirety as follows:

The parties hereto further agree that, to the extent that reimbursement of Expense Support Payments are payable in accordance with this section 2, such reimbursements shall be made in accordance with and subject to the provisions of Paragraph 4 of the Fourth Amendment to Amended and Restated Conditional Fee Waiver Agreement by and among the Company, the Adviser and MSC Adviser I, LLC (as successor in interest to Main Street Capital Corporation and Main Street Capital Partners, LLC) entered into as of the date hereof. Notwithstanding the foregoing, payment of current base management fees and/or incentive fees under the Advisory Agreements, to the extent that they have not been waived by the Adviser and/or the Sub-Adviser, shall have priority over, and shall be made before, any Reimbursement Payment hereunder.

5.  This Amendment constitutes an amendment to the Expense Support Agreement. The terms and provisions of the Expense Support Agreement and all other documents and instruments relating and pertaining to the Expense Support Agreement shall continue in full force and effect, as amended hereby. In the event of any conflict between the provisions of the Expense Support Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

6. This Amendment (a) shall be binding upon the Company and the Adviser (the “Parties”) and their respective successors and assigns; (b) may be modified or amended only by a writing signed by each of the Parties; (c) may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the

Exhibit 10.2

same agreement; and (d) together with the Expense Support Agreement, embodies the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

[Signature Page Follows]

Exhibit 10.2

[Signature Page to Amendment to Expense Support and Conditional Reimbursement Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized, as of the day and year first above written.

HMS INCOME FUND, INC.

By: /s/ David M. Covington
Name: David M. Covington
Title: Chief Accounting Officer and Treasurer

HMS ADVISER LP

By: HMS ADVISER GP, its general partner

By: /s/ David M. Covington
Name: David M. Covington
Title: Chief Accounting Officer and Treasurer

ACKNOWLEDGEMENT:

The undersigned, MSC Adviser I, LLC, executes this Amendment solely for the purpose of evidencing their acknowledgement of its execution.

MSC ADVISER I, LLC

By: /s/ Jason B Beauvais
Name: Jason B. Beauvais
Title: Senior Vice President